                                                                   Exhibit 10.43

                  AMENDED AND RESTATED SUBSIDIARIES GUARANTY
                  ------------------------------------------

          AMENDED AND RESTATED SUBSIDIARIES GUARANTY, dated as of August 5, 1998 and amended and restated as of May 31, 2000 (as amended, modified or supplemented from time to time, this "Guaranty"), made by each of the undersigned guarantors (each, a "Guarantor" and, together with any other entity that becomes a party hereto pursuant to Section 26 hereof, the "Guarantors"). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                             W I T N E S S E T H :
                             -------------------

          WHEREAS, Host Marriott Corporation, a Delaware corporation ("Holdings"), Host Marriott, L.P., a Delaware limited partnership (the "Borrower"), various lenders from time to time party thereto (the "Banks"), and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), have entered into an Amended and Restated Credit Agreement, dated as of June 19, 1997, and amended and restated as of August 5, 1998, and further amended and restated as of May 31, 2000, providing for the making of Loans to the Borrower as contemplated therein (as amended, modified or supplemented from time to time, the "Credit Agreement") (the Banks, the Administrative Agent and the Collateral Agent are herein called the "Bank Creditors");

          WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Banks or any affiliate thereof (each such Bank or affiliate, even if the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason, together with such Bank's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Bank Creditors, are herein called the "Creditors");

          WHEREAS, each Guarantor is a direct or an indirect Subsidiary of Holdings or the Borrower;

          WHEREAS, the Credit Agreement amends and restates the Original Credit Agreement in its entirety;

          WHEREAS, as part of the Original Credit Agreement, the Guarantors entered into the Subsidiaries Guaranty, dated as of August 5, 1998 (the "Original Subsidiaries Guaranty");

          WHEREAS, this Guaranty amends and restates the Original Subsidiaries Guaranty in its entirety;

          WHEREAS, it is a condition to the making of Loans under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty; and
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                                                                          Page 2

          WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by the Borrower under the Credit Agreement and the entering into by the Borrower of the Interest Rate Protection Agreements or Other Hedging Agreements referred to above and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph;

          NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Creditors and hereby covenants and agrees with each Creditor as follows:

          1. Each Guarantor, jointly and severally, absolutely, irrevocably and unconditionally guarantees: (i) to the Bank Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement and (y) all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower to the Bank Creditors under the Credit Agreement and each other Credit Document to which the Borrower is a party (including, without limitation, indemnities, Fees and interest thereon), whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and each such other Credit Document and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in the Credit Agreement and in each such other Credit Document (all such principal, interest, liabilities and obligations being herein collectively called the "Credit Agreement Obligations"); and (ii) to each Other Creditor, the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower under any Interest Rate Protection Agreement or Other Hedging Agreement, whether now in existence or hereafter arising, and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in the Interest Rate Protection Agreements and Other Hedging Agreements (all such obligations and liabilities being herein collectively called the "Other Obligations" and, together with the Credit Agreement Obligations, are herein collectively called the "Guaranteed Obligations"). Each Guarantor understands, agrees and confirms that the Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against each Guarantor without proceeding against any other Guarantor, against the Borrower, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations.

          2. Additionally, each Guarantor, jointly and severally, absolutely, unconditionally and irrevocably, guarantees the payment of any and all
Guaranteed Obligations to the Creditors whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 9.05 of the Credit Agreement, and absolutely, unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Creditors, or order, on demand, in lawful money of the United States. This Guaranty shall constitute a guaranty of payment, and not of collection.
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                                                                          Page 3

          3. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower, whether executed by such Guarantor, any other Guarantor, any other guarantor or any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to application of payment by the Borrower or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, (c) any payment on or in reduction of any such other guaranty or undertaking except to the extent that any such payment or reduction results in the actual permanent reduction of the Guaranteed Obligations, (d) any dissolution, termination or change in personnel by the Borrower, (e) any payment made to any Creditor on the indebtedness which any Creditor repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (f) any action or inaction by the Creditors as contemplated in Section 6 hereof, or (g) any invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor.

          4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower and whether or not any other Guarantor, any other guarantor or the Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

          5. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Creditor against, and any other notice to, any party liable thereon (including such Guarantor, any other guarantor or the Borrower).

          6. Any Creditor may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, and without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

          (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

          (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, impair, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

          (h) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty; and/or

          (i) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Guarantor from it liabilities under this Guaranty.

          7. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute, irrevocable and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.

          8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Creditor to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

          9. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Creditors; and such indebtedness of the Borrower to any Guarantor, if the Administrative Agent, after an Event of Default has occurred, so requests at a time when any Guaranteed Obligations are outstanding, shall be collected, enforced and received by such Guarantor as trustee for the Creditors and be paid over to the Creditors on account of the indebtedness of the Borrower to the Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been paid in full in cash (it being understood that each Guarantor is not waiving any right of subrogation that it may otherwise have but is only waiving the exercise thereof as provided above).

          10. (a) Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Creditors to: (i) proceed against the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, such Guarantor, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, such Guarantor, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or the other Creditors by one or more judicial or nonjudicial sales or exercise any other right or remedy the Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full. Each Guarantor waives any defense arising out of any such election by the Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

          (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

          11. In order to induce the Bank Creditors to enter into the Credit Agreement and to make the Loans pursuant to the Credit Agreement, and to induce the Other Creditors to enter into the Interest Rate Protection Agreements and Other Hedging Agreements, each Guarantor represents, warrants and covenants that:

          (a)  Status.  Such Guarantor (i) is a duly organized and validly
               ------
existing corporation, partnership, trust or limited liability company, as the case may be, in good standing (if applicable) under the laws of the jurisdiction of its organization, (ii) has the corporate, partnership, trust or limited liability company power and authority, as the case may be, to own or lease its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualification, except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of such Guarantor.

          (b)  Power and Authority.  Such Guarantor has the corporate,
               -------------------
partnership, trust or limited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Guaranty and each other Credit Document to which it is a party and has taken all necessary corporate, partnership, trust or limited liability company action, as the case may be, to authorize the execution, delivery and performance by it of each such Credit Document. Such Guarantor has duly executed and delivered this Guaranty and each other Credit Document to which it is a party and each such Credit Document constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof and thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          (c)  No Violation.  Neither the execution, delivery or performance by
               ------------
such Guarantor of this Guaranty or any other Credit Document to which it is a party, nor compliance by it with the terms and provisions hereof and thereof (i) will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Pledge and Security Agreement) upon any of the property or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, credit agreement or loan agreement or any other material agreement, contract or instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation, certificate of partnership, partnership agreement, limited liability company agreement or by-laws of such Guarantor or any of its Subsidiaries.

          (d)  Governmental Approvals.  No order, consent, approval, license,
               ----------------------
authorization or validation of, or filing, recording or registration with (except as have been obtained or made), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty or any other Credit Document to which such Guarantor is a party or (ii) the legality, validity, binding effect or enforceability of this Guaranty or any other Credit Document to which such Guarantor is a party.

          (e)  Litigation.  There are no actions, suits or proceedings pending
               ----------
or, to the best knowledge of such Guarantor, threatened (i) with respect to this Guaranty or (ii) that could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of such Guarantor.

          12. Each Guarantor covenants and agrees that on and after the Effective Date and until the Total Commitment and all Interest Rate Protection Agreements and Other Hedging Agreements have terminated and when no Note remains outstanding and all Guaranteed Obligations have been paid in full, such Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 7 or 8 of the Credit Agreement occurs, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

          13. The Guarantors hereby jointly and severally agree to pay all out-of-pocket costs and expenses of each Creditor in connection with the enforcement of this Guaranty (including reasonable legal fees and expenses) and the out-of-pocket costs and expenses of the Administrative Agent in connection with any amendment, waiver or consent relating hereto (including reasonable legal fees and expenses).

          14. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Creditors and their successors and assigns.

          15. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby and with the written consent of (i) the Required Banks, or, to the extent required by Section 12.12 of the Credit Agreement, each of the Banks under the Credit Agreement, as the case may be, so long as any Credit Agreement Obligations remain outstanding and (ii) in any situation not covered by preceding clause (i), the holders of a majority of the outstanding principal amount of the Other Obligations; provided, that any
                                                       --------
change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Creditors (and not all Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class of Creditors (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released). For the purpose of this Guaranty, the term "Class" shall mean each class of Creditors, i.e., whether (x) the Bank Creditors as holders of
                              ----
the Credit Agreement Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Guaranty, the term "Requisite Creditors" of any Class shall mean (x) with respect to the Credit Agreement Obligations, the Required Banks, and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the respective Interest Rate Protection Agreements or Other Hedging Agreements.

          16. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents has been made available to such Guarantor and such Guarantor is familiar with the contents thereof.

          17. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Credit Agreement or any payment default under any Interest Rate Protection Agreement or Other

Hedging Agreement continuing after any applicable grace period), each Creditor is hereby authorized at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Creditor under this Guaranty, irrespective of whether or not such Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

          18. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party at
(i) in the case of any Bank Creditor, as provided in the Credit Agreement, (ii) in the case of any Guarantor, at 10400 Fernwood Road, Bethesda, Maryland 20817,
Attention: General Counsel, Dept. 923, Facsimile No. (301) 380-3588, and (iii) in the case of any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Guarantors; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

          19. If claim is ever made upon any Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

          20. (A) This Guaranty shall be binding upon the successors and assigns of each Guarantor (although no Guarantor may assign its rights and obligations hereunder except in accordance with the provisions of the Credit Agreement) and shall inure to the benefit of and be enforceable by the Administrative Agent and the other Creditors and their respective successors and assigns. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty or any other Credit Document to which any Guarantor is a party may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, in each case which are located in the City of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Guarantor, and agrees not to plead or claim in any legal action or proceeding with respect to this Guaranty or any other Credit Document to which such Guarantor is a party brought in any of the aforesaid courts that any such court lacks jurisdiction over such Guarantor. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each Guarantor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document to which such Guarantor is a party that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any of the Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

          (B) Each Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document to which such Guarantor is a party brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

          (C) EACH GUARANTOR AND EACH CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS TO WHICH SUCH GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          21. In the event that all of the capital stock of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of the Credit Agreement (or such sale or other disposition has been approved in writing by the Required Banks (or, to the extent required by the Credit Agreement, each of the Banks)) and the proceeds of such sale, disposition or liquidation are applied in accordance with (and to the extent required by) the provisions of the Credit Agreement, to the extent applicable, or in the circumstances set forth in Section 7.16(a)(B) of the Credit Agreement with respect to a Guarantor, in either case such Guarantor shall be released from this Guaranty and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale or other disposition of one or more Persons that own, directly or indirectly, all of the capital stock, partnership interests or limited liability company interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 21) and the Administrative Agent, at the request and expense of the respective Guarantor, will promptly execute and deliver to such Guarantor a proper instrument or instruments acknowledging such release.

          22. Each Guarantor hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of any bankruptcy, insolvency or similar law, the Uniform Fraudulent Conveyance Act or any similar Federal, state or foreign law. To effectuate the foregoing intention, if enforcement of the liability of any Guarantor under this Guaranty for the full amount of the Guaranteed Obligations would be an unlawful or voidable transfer under any applicable fraudulent conveyance or fraudulent transfer law or any comparable law, then the liability of such Guarantor hereunder shall be reduced to the maximum amount for which such liability may then be enforced without giving rise to an unlawful or voidable transfer under any such law.

          23. To the extent that any Guarantor shall be required hereunder to pay a portion of the Guaranteed Obligations which shall exceed the greater of
(i) the amount of the economic benefit actually received by such Guarantor from the incurrence of the Loans under the Credit Agreement and the entering into of Interest Rate Protection Agreements and Other Hedging Agreements and (ii) the amount which such Guarantor would otherwise have paid if such Guarantor had paid the aggregate amount of the Guaranteed Obligations (excluding the amount thereof repaid by the Borrower and the other Guarantors) in the same proportion as such Guarantor's net worth at the date enforcement hereunder is sought bears to the aggregate net worth of all the Guarantors at the date enforcement hereunder is sought (the "Contribution Percentage"), then such Guarantor shall have a right of contribution against each other Guarantor who has made payments in respect of the Guaranteed Obligations to and including the date enforcement hereunder is sought in an aggregate amount less than such other Guarantor's Contribution Percentage of the aggregate payments made to and including the date enforcement hereunder is sought by all Guarantors in respect of the Guaranteed Obligations; provided, that no Guarantor may take any action to enforce such right until the
--------
Guaranteed Obligations have been indefeasibly paid in full and the Total Commitment has been terminated, it being expressly recognized and agreed by all parties hereto that any Guarantor's right of contribution arising pursuant to this Section 23 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor's obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 23, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Required Banks.

          24. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Guarantors and the Administrative Agent.

          25. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense.

          26. It is understood and agreed that any Subsidiary of Holdings or the Borrower that is required to execute a counterpart of this Guaranty pursuant to the Credit Agreement shall automatically become a Guarantor hereunder by executing a counterpart hereof and delivering the same to the Administrative Agent.

          27. Notwithstanding anything to the contrary contained in this Guaranty, no Interest Rate Protection Agreement or Other Hedging Agreement shall be entitled to the benefits of this Guaranty unless such Interest Rate Protection Agreement or Other Hedging Agreement is reasonably related to the Loans or such Interest Rate Protection Agreement or Other Hedging Agreement provides that it is to be entitled to the benefits of this Guaranty or the Pledge and Security Agreement.

                                  *    *    *

          IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.



                                   AIRPORT HOTELS LLC,
                                     as a Guarantor

                                   By: /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer



                                   HOST OF HOUSTON 1979,
                                     as a Guarantor
                                   By:  Airport Hotels LLC,
                                        its General Partner


                                   By: /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HOST OF HOUSTON, LTD.,
                                     as a Guarantor
                                   By:  Airport Hotels LLC,
                                        its General Partner


                                   By: /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HOST OF BOSTON, LTD.,
                                     as a Guarantor
                                   By:  Airport Hotels LLC,
                                        its General Partner


                                   By: /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer

                                   CHESAPEAKE FINANCIAL SERVICES LLC,
                                     as a Guarantor


                                   By: /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer



                                   CITY CENTER INTERSTATE PARTNERSHIP LLC,
                                     as a Guarantor


                                   By: /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HMC RETIREMENT PROPERTIES L.P.,
                                     as a Guarantor
                                   By:  Durbin LLC,
                                        its General Partner


                                   By: /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HMH MARINA LLC,
                                     as a Guarantor


                                   By: /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   FARRELL'S ICE CREAM PARLOUR RESTAURANTS LLC,
                                     as a Guarantor


                                   By: /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer

                                   HMC ATLANTA LLC,
                                     as a Guarantor


                                   By: /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HMC BCR HOLDINGS LLC,
                                     as a Guarantor

                                   By: /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HMC BURLINGAME LLC,
                                     as a Guarantor


                                   By: /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HMC CALIFORNIA LEASING LLC,
                                     as a Guarantor


                                   By: /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HMC CAPITAL LLC,
                                     as a Guarantor


                                   By: /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer

                                   HMC CAPITAL RESOURCES LLC,
                                     as a Guarantor


                                   By: /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HMC PARK RIDGE LLC,
                                     as a Guarantor


                                   By: /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HMC PARK RIDGE II LLC,
                                     as a Guarantor


                                   By: /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HMC PARK RIDGE LP,
                                     as a Guarantor
                                   By:  HMC Park Ridge LLC,
                                        as its General Partner


                                   By: /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HMC PARTNERSHIP HOLDINGS LLC,
                                     as a Guarantor


                                   By: /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer

                                   HOST PARK RIDGE LLC,
                                     as a Guarantor


                                   By: /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HMC SUITES LLC,
                                     as a Guarantor


                                   By: /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HMC SUITES LIMITED PARTNERSHIP,
                                     as a Guarantor
                                   By:  HMC Suites LLC,
                                        its General Partner


                                   By: /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   PRM LLC,
                                     as a Guarantor


                                   By: /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   WELLSFORD-PARK RIDGE HOST HOTEL LIMITED
                                   PARTNERSHIP,
                                     as a Guarantor
                                   By:  Host Park Ridge LLC,
                                        its General Partner

                                   By:  /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   YBG ASSOCIATES LLC,
                                     as a Guarantor


                                   By:  /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HMC CHICAGO LLC,
                                     as a Guarantor


                                   By:  /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HMC DESERT LLC,
                                     as a Guarantor


                                   By:  /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HMC PALM DESERT LLC,
                                     as a Guarantor


                                   By:  /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   MDSM FINANCE LLC,
                                     as a Guarantor


                                   By:  /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer

                                   HMC DIVERSIFIED LLC,
                                     as a Guarantor


                                   By:  /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HMC EAST SIDE II LLC,
                                     as a Guarantor


                                   By:  /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HMC GATEWAY LLC,
                                     as a Guarantor


                                   By:  /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HMC GRAND LLC,
                                     as a Guarantor


                                   By:  /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HMC HANOVER LLC,
                                     as a Guarantor


                                   By:  /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer

                                   HMC HARTFORD LLC,
                                     as a Guarantor


                                   By:  /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HMC HOTEL DEVELOPMENT LLC,
                                     as a Guarantor


                                   By:  /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HMC HPP LLC,
                                     as a Guarantor


                                   By:  /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HMC IHP HOLDING LLC,
                                     as a Guarantor


                                   By:  /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HMC MANHATTAN BEACH LLC,
                                     as a Guarantor


                                   By:  /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer

                                   HMC MARKET STREET LLC,
                                     as a Guarantor


                                   By:  /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   NEW MARKET STREET LP,
                                     as a Guarantor
                                   By:  HMC Market Street LLC,
                                        its General Partner


                                   By:  /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HMC GEORGIA LLC,
                                     as a Guarantor


                                   By:  /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HMC MEXPARK LLC,
                                     as a Guarantor


                                   By:  /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer


                                   HMC POLANCO LLC,
                                     as a Guarantor

                                   By:  /s/ W. Edward Walter
                                      --------------------------------
                                      Title: Treasurer

                                      HMC NGL LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer



                                      HMC OLS I L.P.,
                                        as a Guarantor
                                      By:  HMC OLS I LLC,
                                           its General Partner


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      HMC OP BN LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer



                                      HMC PACIFIC GATEWAY LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      HMC PLP LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer

                                      CHESAPEAKE HOTEL LIMITED PARTNERSHIP,
                                        as a Guarantor
                                      By:  HMC PLP LLC,
                                           its General Partner

                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      HMC POTOMAC LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      HMC PROPERTIES I LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      HMC PROPERTIES II LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      HMC RTZ LOAN I LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer

                                      HMC RTZ LOAN LIMITED PARTNERSHIP,
                                        as a Guarantor
                                      By:  HMC RTZ Loan I LLC,
                                           its General Partner


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      HMC RTZ II LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      HMC SBM TWO LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      HMC SEATTLE LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      HMC SFO LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer

                                      HMC SWISS HOLDINGS LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      HMC WATERFORD LLC,
                                        as a Guarantor

                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      HMH GENERAL PARTNER HOLDINGS LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      HMH NORFOLK LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      HMH NORFOLK, L.P.,
                                        as a Guarantor
                                      By:  HMH Norfolk LLC,
                                           its General Partner


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer

                                      HMH PENTAGON LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      HMH RESTAURANTS LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      HMH RIVERS LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer

                                      HMH RIVERS, L.P.,
                                        as a Guarantor
                                      By:  HMH Rivers LLC,
                                           its General Partner


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      HMH WTC LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      HMP CAPITAL VENTURES LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      HMP FINANCIAL SERVICES LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer

                                      HOST LA JOLLA LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer

                                      CITY CENTER HOTEL LIMITED
                                        PARTNERSHIP,
                                        as a Guarantor
                                      By:  Host La Jolla LLC,
                                           its General Partner

                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      TIMES SQUARE LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      IVY STREET LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer

                                      MARKET STREET HOST LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      MFR OF ILLINOIS LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      MFR OF VERMONT LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      MFR OF WISCONSIN LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      PHILADELPHIA AIRPORT HOTEL LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer

                                      PM FINANCIAL LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      PM FINANCIAL LP,
                                        as a Guarantor
                                      By:  PM Financial LLC,
                                           its General Partner

                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      HMC PROPERTY LEASING LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      HMC HOST RESTAURANTS LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      SANTA CLARA HMC LLC,
                                        as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer

                                      S.D. HOTELS LLC,
                                         as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


                                      TIMES SQUARE GP LLC,
                                         as a Guarantor


                                      By: /s/ W. Edward Walter
                                         ----------------------------------
                                         Title:  Treasurer


Accepted and Agreed to:

BANKERS TRUST COMPANY,
 as Administrative Agent

By: /s/ Laura Burwick
   -----------------------------
Title:  Principal